Exhibit 10.8

Amended and Restated Exclusive Equity Purchase Option Agreement

This Amended and Restated Exclusive Equity Purchase Option Agreement (hereinafter referred to as the “Agreement”) is signed on September 16, 2019 in Shenzhen, China, by:

Shenzhen OneConnect Technology Service Co., Ltd. (深圳壹账通科技服务有限公司) (“Party A”), a limited liability company established and existing in accordance with the laws of China, having its address at Room 201, Building A, No.1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen, with the entire equity in Party A ultimately and beneficially owned by OneConnect Financial Technology Co., Ltd. (the “Ultimate Controlling Shareholder”), a Cayman Islands exempted limited liability company;

Shenzhen Ping An Financial Technology Consulting Co., Ltd. (深圳平安金融科技咨询有限公司) (“Direct Shareholder A”), a limited liability company established and existing in accordance with the laws of China, having its address at 47F, Ping An Financial Center, 5033 Yitian Road, Futian Community, Futian Street, Futian District, Shenzhen;

Shenzhen Lanxin Enterprise Management Co., Ltd. (深圳兰炘企业管理有限公司) (“Direct Shareholder B”), a limited liability company established and existing in accordance with the laws of China, having its address at Room 201, Building A, No.1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (settled with Shenzhen Qianhai Commercial Secretary Co., Ltd.);

Shanghai Jinningsheng Enterprise Management Limited Partnership (上海金甯晟企业管理合伙企业（有限合伙）) (“Direct Shareholder C”), a limited partnership established and existing in accordance with the laws of China, having its address at Unit 3507, 35F, 1333 Lujiazui Ring Road, China (Shanghai) Pilot Free Trade Zone;

Urumqi Guangfengqi Equity Investment Limited Partnership (乌鲁木齐广丰旗股权投资有限合伙企业) (“Direct Shareholder D”, together with Direct Shareholder A, Direct Shareholder B and Direct Shareholder C, “Direct Shareholders” or “Party B”), a limited partnership established and existing in accordance with the laws of China, having its address at Room 47, Area B, 4F, West Green Valley Building, 752 Kashi West Road, Urumqi Economic and Technological Development Zone, Xinjiang;

OneConnect Smart Technology Co., Ltd. (ShenZhen) (深圳壹账通智能科技有限公司) ( “Party C” or the “Operating Entity”), a limited liability company established and existing in accordance with the laws of China, having its address at Room 201, Building A, No.1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (settled with Shenzhen Qianhai Commercial Secretary Co., Ltd.);

Li Jie (李捷), a Chinese citizen, ID Card No.: ***;

Xu Liang (许良), a Chinese citizen, ID Card No.: ***;

Wang Wenjun (王文君), a Chinese citizen, ID Card No.: ***; and

Dou Wenwei (窦文伟), a Chinese citizen, ID Card No.: ***;

(Li Jie, Xu Liang, Wang Wenjun and Dou Wenwei are hereinafter collectively referred to as “Individual Shareholders” or “Indirect Shareholders”; Indirect Shareholders and Direct Shareholders are hereinafter collectively referred to as the “Shareholders”.)

In the Agreement, the entities and persons above are individually referred to as a “Party” and collectively referred to as the “Parties”.

WHEREAS

1.                                      Direct Shareholders are legal registered shareholders of the Operating Entity, holding a total of 100% equity interest in the Operating Entity;

2.                                      Direct Shareholders intend to grant Party A an irrevocable and exclusive option to purchase all or part of the equity interest held by them in the Operating Entity;

3.                                      The parties signed the Exclusive Equity Purchase Option Agreement (the “Original Exclusive Equity Purchase Option Agreement”) on January 29, 2018, and agreed to the amendment to the Original Exclusive Equity Purchase Option Agreement and the replacement of such agreement with the Agreement;

4.                                      On the date of the Agreement, each of the Individual Shareholders issues to the board of directors of the Ultimate Controlling Shareholder a letter of undertaking with regard to the Agreement, and the rights and interests indirectly held by it in the Operating Entity (the “Letter of Undertaking of Individual Shareholder”); and

5.                                      Each Shareholder and the Operating Entity agree to provide support necessary for the exercise by Party A of the Equity Purchase Option (as defined below).

By mutual agreement, the parties agree as follows:

1.                                      Equity Interest Transaction

1.1                               Grant of rights

1.1.1                     Party B hereby irrevocably and unconditionally grants Party A an irrevocable and exclusive option to, subject to the laws of China, at its sole discretion, purchase or designate one or more persons (each a “Designee”) to purchase from Party B at the price specified in Article 1.3 hereof from time to time, in one or more transactions, all or part of the equity interest held by it in the Operating Entity (the “Equity Purchase Option”). Subject to the terms and conditions of the Agreement, to the extent permitted by the laws and regulations of China, Party A has absolute discretion to determine the specific time, method and the number of transactions in exercising the Equity Purchase Option. Except for Party A and the Designee, any third party shall not have the Equity Purchase Option or other rights in relation to the equity interest held by Party B in the Operating Entity. The Operating Entity hereby agrees that the Direct Shareholders grant the Equity Purchase Option to Party A. As used in this article and the Agreement, “Person” means any individual, company, joint venture, partnership, enterprise, trust or non-corporate organization.

1.1.2                     All Shareholders and the Operating Entity hereby agree and confirm that Party B grants Party A the Equity Purchase Option in accordance with the Article 1.1.1 of the Agreement, and undertake to take all necessary actions to cause Party B to perform all its obligations under the Agreement, including but not limited to passing or voting for such resolutions of the shareholders’ meeting or the board of directors as required for the transfer by Party B to Party A or the Designee of the equity interest in the Operating Entity, or the performance of other obligations hereunder.

1.1.3                     On the date of the Agreement, Party B shall deliver to Party A:

(a)         two duly signed but undated transfer agreements in form and substance satisfactory to Party A, and/or in the form substantially as set out in the Appendix; and

(b)         all documents required by and satisfactory to Party A in order to give effect to the transfer of the equity interest purchased hereunder.

1.2                               Procedure for the exercise of the Equity Purchase Option

The exercise by Party A of its Equity Purchase Option is subject to the laws and regulations of China. In exercising the Equity Purchase Option, Party A shall give Party B, written notice (the “Equity Interest Purchase Notice”), stating: (a) Party A’s decision to exercise the Equity Purchase Option; (b) the total amount of the equity interest that Party A intends to purchase from Party B (the “Purchased Equity Interest”); and (c) the date of purchase and/or transfer of the Purchased Equity Interest.

1.3                               Amount and payment of the equity interest purchase price

1.3.1                     The purchase price of the Purchased Equity Interest (the “Equity Interest Purchase Price”) shall be the higher of:

(i) the nominal price; and

(ii) the minimum price permitted by the laws and regulations of China.

1.3.2                     After withholding and payment of required taxes (if applicable) on the Equity Interest Purchase Price according to the laws of China, the Equity Interest Purchase Price shall be remitted in RMB by Party A or the Designee to the account designated by Party B within two months following the date of the formal transfer of the Purchased Equity Interest to Party A or the Designee (namely on the date when the Operating Entity obtains its new business license). Party B shall return all the Equity Interest Purchase Price to Party A or the Designee within one month following the date of receiving the Equity Interest Purchase Price.

1.4                               Transfer of the Purchased Equity Interest

Upon each exercise of the Equity Purchase Option:

1.4.1                     the Shareholders shall cause the Operating Entity and Party B to, in a timely manner, convene the shareholders’ meeting, at which a resolution shall be passed to approve Party B to transfer the Purchased Equity Interest to Party A and/or the Designee.

1.4.2                     Party A has the right to cause any or all of the Purchased Equity Interest to be transferred to Party A or the Designee and/or act in the capacity of the beneficial owner of the Purchased Equity Interest in all aspects, and is not liable for any losses incurred thereby.

1.4.3                     In addition, the Shareholders and the Operating Entity shall sign all other necessary contracts, agreements or documents (including but not limited to amendments to the articles of association), obtain all necessary licenses and permits from the government (including but not limited to business license), and take all necessary actions to transfer to Party A and/or the Designee the valid title to the Purchased Equity Interest free from any security interest, and procure that Party A and/or the Designee becomes the registered owner of the Purchased Equity Interest. For the purposes of this article and the Agreement, “security interest” includes any guarantee, mortgage, third party rights or interests, any share option, acquisition right, right of first refusal, right to offset, retention of title or other security arrangements, but, for clarity, excludes any security interest created under the Agreement and the Amended and Restated Equity Pledge Agreement. As used in this article and the Agreement, “Amended and Restated Equity Pledge Agreement” means the amended and restated equity pledge agreement signed on the date of the Agreement by Party A, Party B, the Operating Entity and relevant parties, pursuant to which Party B pledges all its equity interest in the Operating Entity to Party A.

2.                                      Undertakings

2.1                               Undertakings of the Shareholders and Party C

The Shareholders and the Operating Entity hereby jointly and severally undertake that:

2.1.1                    Without the prior written consent of Party A, it shall not in any manner supplement, change or amend the articles of association and bylaws of the Operating Entity, increase or decrease its registered capital, or otherwise change its structure of registered capital;

2.1.2                    It shall maintain the existence of the Operating Entity in accordance with good financial and business standards and practices, by prudently and effectively operating its business and handling its affairs, and cause the Operating Entity to perform its obligations under the Amended and Restated Exclusive Business Cooperation Agreement; As used in this article and the Agreement, “Amended and Restated Exclusive Business Cooperation Agreement” means the amended and restated exclusive business cooperation agreement signed on the date of the Agreement by Party A and the Operating Entity, pursuant to which Party A provides the Operating Entity with relevant business support, technical services and consulting services;

2.1.3                    Without prior written consent of Party A, it shall not sell, transfer, mortgage or otherwise dispose of the legitimate or beneficial rights and interests in assets, businesses or incomes of the Operating Entity, or permit the creation of any encumbrance over the same, from the date of the Agreement, except for transactions conducted by the Operating Entity in its daily business activities;

2.1.4                    After the legal liquidation as described in Article 3.7, Party B will pay or cause to be paid to Party A in full any remaining amount received by it by law. If such payment is not allowed under the laws of China, Party B will pay the income to Party A or its designee to the extent permitted by the laws of China;

2.1.5                    Without prior written consent of Party A, Party C shall not incur, succeed to, guarantee, or permit the existence of, any debts, except for debts (i) which are incurred in daily business activities other than through loans; and (ii) which have been disclosed to Party A and have been approved by Party A in writing;

2.1.6                    It shall always operate all the businesses of the Operating Entity in its daily business activities in order to maintain the asset value of the Operating Entity and shall not commit any act or omission that may affect its operation and asset value;

2.1.7                    Without prior written consent of Party A, it shall not cause the Operating Entity to sign any material contract (for the purpose of this paragraph, a contract is deemed to be material if the contract value exceeds RMB1 million), except for contracts signed in daily business activities;

2.1.8                    Without prior written consent of Party A, it shall not cause the Operating Entity to provide loans, credits or any form of guarantee to any person, except for financial service transactions carried out by the Operating Entity in its daily business activities;

2.1.9                    It shall, at the request of Party A, provide Party A with all information on operation and financial position of the Operating Entity;

2.1.10             It shall, if so required by Party A, purchase and maintain insurance on the assets and businesses of the Operating Entity from an insurance company acceptable to Party A in such amount and against such risk as consistent with that for companies which are engaged in businesses similar to the Operating Entity;

2.1.11             Without prior written consent of Party A, it shall not cause or permit the Operating Entity to merge or combine with, or acquire or invest in any person, or cause or permit the Operating Entity to sell assets with a value of more than RMB1 million;

2.1.12             It shall immediately notify Party A of any litigation, arbitration or administrative procedures that occur or may occur in relation to the assets, business or income of the Operating Entity, and any event that may adversely affect the existence, business operation, financial position, assets or goodwill of the Operating Entity, and forthwith take all measures accepted by Party A to eliminate such adverse event or take effective remedial measures for it;

2.1.13             In order to maintain the Operating Entity’s ownership of all its assets, it shall sign such documents, take such actions, lodge such appeal, and make such defence agaisnt all claims as are necessary and appropriate;

2.1.14             Without prior written consent of Party A, it shall ensure that the Operating Entity shall not distribute dividends to its Shareholders in any form, but at the written request of Party A, the Operating Entity shall immediately distribute all distributable profits to its Shareholders;

2.1.15             At the request of Party A, it shall appoint as the director of the Operating Entity, any person designated by it, and/or remove any incumbent director of the Operating Entity; and

2.1.16             If Party C or any Shareholder fails to perform its tax payment obligations under applicable laws, which hinders Party A from exercising the Equity Purchase Option, Party A has the right to require Party C or the Shareholder to perform the tax payment obligation, or require Party C or the Shareholder to pay the tax to Party A, who will pay the tax on its behalf.

2.2                               Undertakings of the Shareholders

The Shareholders hereby jointly and severally undertake that:

2.2.1                    Without prior written consent of Party A, Party B shall not sell, transfer, mortgage or otherwise dispose of any legitimate or beneficial rights and interests in the equity interest owned by it in the Operating Entity, or permit the creation of any encumbrance over the same, except for the pledge created over the equity interest under the Amended and Restated Equity Pledge Agreement;

2.2.2                    Without prior written consent of Party A, Party B shall not require the Operating Entity to carry out dividend distribution or other forms of profit distribution with regard to the equity interest owned by Party B in the Operating Entity, or propose any resolution of the Shareholders’ meeting in relation thereto, or vote for such resolution. In any case, unless otherwise determined by Party A, if Party B receives the Operating Entity’s income, profit distribution and dividend, Party B shall, to the extent permitted China, immediately pay or transfer such profits, profit distribution and dividends to Party A or its designee, as the service fee payable by the Operating Entity to Party A under the Amended and Restated Exclusive Business Cooperation Agreement;

2.2.3                    Party B shall procure that the shareholders’ meeting and/or the board of directors of the Operating Entity will not grant approval for selling, transferring, mortgaging or otherwise disposing of any legitimate or beneficial rights and interests in the equity interest owned by Party B in the Operating Entity, or permitting the creation of any encumbrance over the same without prior written consent of Party A, except for the pledge created over the equity interest under the Amended and Restated Equity Pledge Agreement;

2.2.4                    Party B shall procure that the shareholders’ meeting or the board of directors of the Operating Entity will not approve the Operating Entity to, without prior written consent of Party A, merge or combine with, or acquire or invest in any person, or handle matters that require the prior written consent of Party A in accordance with the Agreement;

2.2.5                    Party B shall immediately notify Party A of any lawsuit, arbitration or administrative procedure that may occur or may occur in relation to the equity interest owned by Party B in the Operating Entity ;

2.2.6                    Party B shall procure that the shareholders’ meeting or the board of directors of the Operating Entity takes a vote to approve the transfer of the Purchased Equity Interest specified in the Agreement, and take any and all other actions that Party A may require;

2.2.7                    In order to maintain its ownership of the equity interest in the Operating Entity, Party B shall sign such documents, take such actions, lodge such appeal, and make such defence agaisnt all claims as are necessary and appropriate;

2.2.8                    At the request of Party A, Party B shall appoint as the director of the Operating Entity any person designated by Party A;

2.2.9                    At the request of Party A at any time, Party B shall immediately and unconditionally transfer its equity interest in the Operating Entity to Party A or the Designee in accordance with the Equity Purchase Option under the Agreement, and Party B hereby waives the right of first refusal (if any) that it may have if other existing Shareholders of the Operating Entity carry out equity interest transfer; and

2.2.10             Party B shall strictly comply with the provisions of the Agreement and other contracts jointly or severally signed by Party B, the Operating Entity and Party A, perform its obligations under the Agreement and other contracts, and refrain from any act or omission that may affect the validity and enforceability of the same. If Party B has any residual rights to the equity interest under the Agreement, the Amended and Restated Equity Pledge Agreement or the Amended and Restated Equity Voting Proxy Agreement signed by the parties to the Agreement, Party B shall not exercise such rights unless instructed in writing by Party A; and

2.2.11             Party B will pledge all its equity interest in Party C to Party A, and sign the Amended and Restated Equity Pledge Agreement.

3.                                     Representations and Warranties

The Shareholders and the Operating Entity hereby jointly and severally represent and warrant to Party A on the date of the Agreement and on each date of transfer of the Purchased Equity Interest as follows:

3.1                               It is authorized to sign and deliver the Agreement and any equity interest transfer agreement for the Purchased Equity Interest to which they are parties (each a “Transfer Agreement”), and to perform their obligations under the Agreement and any Transfer Agreement. Party B agrees to sign the Transfer Agreement which is consistent with the Appendix thereto, if so requested by Party A in the exercise by Party A of the Equity Purchase Option. The Agreement and the Transfer Agreement constitute its legal, effective and binding obligations and shall be enforceable against it.

3.2                               It shall procure that the equity interest is transferred to Party A and/or its designee, who shall hold the transferred equity interest in accordance with and subject to the provisions of the Agreement, and that such transfer is registered in the company books, and relevant industrial and commercial registration or filing procedures are gone through, if Party B fails to do so at the request of Party A during the term of the Agreement;

3.3                               The execution, delivery of or obligations under the Agreement or any Transfer Agreement shall not: (i) lead to any violation of any applicable law of China; (ii) conflict with the articles of association, rules or other organizational documents of the Operating Entity; (iii) result in or constitute a violation or breach of any contract or instrument to which it is a party or which is binding upon it; (iv) result in any violation of any conditions of the grant and/or the continued validity of any license or permit issued to it; or (v) lead to the suspension, revocation of, or imposition of additional conditions on any license or permit issued to it;

3.4                               Party B has good and marketable title to its equity interest in the Operating Entity. Party B has not create any security interest over its equity interest, except in accordance with the Agreement and the Equity Pledge Agreement;

3.5                               The Operating Entity has good and marketable title to all its assets. There is no any security interest over the aforesaid assets, except as specified in the Amended and Restated Exclusive Asset Purchase Option Agreement signed by Party A, Party B and the Operating Entity on the date of the Agreement;

3.6                               The Operating Entity does not have any outstanding debts, except for debts (i) which are incurred in daily business activities; and (ii) which have been disclosed to Party A and have been approved by Party A in writing;

3.7                               If the Operating Entity is dissolved or liquidated in accordance with the laws of China, it shall, to the extent and at the minimum price permitted by the laws of China, sell all its assets to Party A or other qualified entities designated by Party A, and shall waive payment obligations of Party A or the qualified entity designated by Party A arising therefrom, within the scope of the laws of China then in force; or the proceeds from any such transaction shall be paid to Party A or the qualified entity designated by Party A as part of the service fee under the Amended and Restated Exclusive Business Cooperation Agreement within the scope of the laws of China then in force;

3.8                               The Operating Entity shall comply with all applicable laws and regulations of China; and

3.9                               There are no pending or threatened litigations, arbitrations or administrative procedures in relation to the equity interest, assets or the Operating Entity.

3.10                        In case of death or incapacity of any Individual Shareholder or any event that may affect the holding or exercise by it of the equity interest indirectly held by it in Party B or Party C, (i) any successor of such Individual Shareholder or (ii) a natural or legal person designated by Party A for such Individual Shareholder in accordance with the Letter of Undertaking of Individual Shareholder signed by such Individual Shareholder (the “Designated Assignee”) shall be deemed a party to the Agreement and shall assume all relevant rights and obligations hereunder. In case of any succession, or transfer of the Equity Interest under the Letter of Undertaking of Individual Shareholder, the Shareholders will go through all necessary procedures and take all necessary actions to secure government approvals (if applicable) necessary for the transfer of the Equity Interest.

4.                                     Entry into Force and Term

The Agreement is signed or sealed by the parties and comes into force on the date first above written. The Agreement shall be valid for 10 years unless terminated early in accordance with the provisions of the Agreement or other agreements signed by the parties. Upon expiry of the term, the aforesaid term will be extended for any number of further periods of 5 years each, unless Party A determines not to extend the term and notifies Party B and Party C in writing within 30 days prior to the expiry of the term.

5.                                     Liability for Breach

5.1                               Subject to other provisions of the Agreement, if a party (the “Breaching Party”) fails to perform its obligations hereunder or otherwise breaches the Agreement, the other parties (the “Damaged Party”) may: (a) give written notice to the Breaching Party stating the nature and scope of the breach, and require the Breaching Party to remedy the breach at its own expense within a reasonable period specified in the notice (the “Remedy Period”); and (b) if the Breaching Party fails to remedy the breach within the Remedy Period, the Damaged Party has the right to require the Breaching Party to assume all liabilities arising from its breach, and compensate for all actual financial losses suffered by the Damaged Party as a result of its breach, including but not limited to lawyer’s fees, litigation or arbitration fees arising from litigation or arbitration procedures in relation to such breach. In addition, the Damaged Party has the right to require the Breaching Party to fulfill its obligations hereunder. In addition, the Damaged Party has the right to request the relevant arbitration institution or court to order the specific performance and/or enforcement of the terms hereof. The exercise by the Damaged Party of the aforesaid remedies will not affect the exercise by it of other remedies under the Agreement and laws.

5.2                               The Operating Entity and the Shareholders shall be jointly and severally liable for their obligations under the Agreement.

5.3                               Except as expressly provided by law, neither Shareholders nor the Operating Entity has the right to terminate the Agreement by reason of a breach by Party A of the Agreement.

6.                                     Applicable Law, Dispute Settlement and Law Changes

6.1                               The execution, validity, interpretation, performance, amendment and termination of the Agreement and the settlement of disputes hereunder shall be governed by the laws of China.

6.2                               Any dispute arising out of interpretation and performance of the Agreement shall be firstly settled by amicable negotiation between the parties. If the parties fail to reach an agreement on the settlement of the dispute within 30 days after any party requests other parties to settle the dispute through negotiation, any party may submit the dispute to China International Economic and Trade Arbitration Commission for arbitration which shall be conducted in Shanghai in accordance with its arbitration rules then in force. The language to be used in the arbitration proceedings shall be Chinese. The arbitration award shall be final and binding upon the parties.

6.3                               Upon the occurrence of any disputes arising from the interpretation and performance of the Agreement or if any dispute is under arbitration, except for the matters in dispute, the parties to the Agreement shall continue to exercise their respective rights and perform their respective obligations hereunder.

6.4                               In case of promulgation, amendment, or change in the interpretation or application, of any laws, regulations or rules of China, at any time after the execution of the Agreement, the following shall apply: (a) if the amendment to the laws or newly promulgated regulations are more favorable to any party than the relevant laws, regulations, decrees or rules in force on the date of the Agreement (and other parties are not materially and adversely affected), each party shall, in a timely manner, apply for the benefits arising out of such amendment or new regulations, and the parties shall use their best efforts to procure that the application is approved; and (b) if the aforesaid law amendment or newly promulgated regulations have direct or indirect material adverse impacts on the economic benefits of any party under the Agreement, the parties shall, through all legitimate means, obtain an exemption from compliance with such amendment or regulations, and make their best efforts to procure that the Agreement shall continue to be performed in accordance with the original terms. If the adverse impact on the economic benefits of any party cannot be addressed in accordance with the provisions of the Agreement, the parties shall, upon notice from the affected party to other parties, negotiate in a timely manner, and to the extent permitted by the laws of China, make all necessary amendments to the Agreement to maintain the economic benefits of the affected party hereunder.

6.5                               Subject to the laws of China, the arbitration tribunal may award compensation and injunctive relief in respect of the equity interests, rights and interests in assets, property interest, or land assets of Party B, (including but not limited to for handling businesses or for compulsory transfer of assets) or make a ruling on the liquidation of Party B. Upon the arbitration award becoming effective, any party has the right to apply to a court having jurisdiction for enforcement of the arbitration award. Subject to the laws of China, as a property preservation or enforcement measure, upon the request of any party to the dispute, the court having jurisdiction has the right to grant interim relief to the party, during the formation of an arbitration tribunal or to the extent permitted by laws. Subject to the laws of China, the courts in (i) Hong Kong, (ii) Cayman Islands, (iii) the place of incorporation of the Operating Entity (namely Shenzhen, China); and (iv) the place where main assets of the Ultimate Controlling Shareholder or the Operating Entity are located, shall have jurisdiction for the aforesaid purposes.

7.                                     Tax and Fee

Each party shall, in accordance with the laws of China, pay any and all transfer and registration taxes, expenses and fees incurred by or levied on the party, in connection with the preparation and execution of the Agreement and the Transfer Agreement, and the completion of the transactions specified in the Agreement and the Transfer Agreement.

8.                                     Notice

8.1                               All notices and other communications required or permitted under the Agreement shall be delivered by hand, prepaid registered mail, commercial courier service or fax to the following address of the receiving party. An email confirmation shall be sent, for each notice. Such notice shall be deemed to have been received:

8.1.1                     on the date of delivering or refusing to receive the notice at the recipient address indicated in the notice, if delivered by hand, commercial courier service or prepaid registered mail;

8.1.2                     on the date of successful transmission (as evidenced by the automatic transmission confirmation message), if sent by fax.

8.2                               For the purpose of notice, addresses of the parties are as follows:

Company:             Shenzhen OneConnect Technology Service Co., Ltd. (深圳壹账通科技服务有限公司)

Address:                       55F, Ping An Financial Center, 5033 Yitian Road, Futian District, Shenzhen

Attn:                                            Legal representative

Company:           Shenzhen Ping An Financial Technology Consulting Co., Ltd. (深圳平安金融科技咨询有限公司)

Address:                     47F, Ping An Financial Center, 5033 Yitian Road, Fu`an Community, Futian Street, Futian District, Shenzhen

Attn:                                          Legal representative

Company:           Shenzhen Lanxin Enterprise Management Co., Ltd. (深圳兰炘企业管理有限公司)

Address:                     2F, Longfeng Building, 2 Kefa Road, Yuehai Street, Nanshan District, Shenzhen

Attn:                                          Legal representative

Company:           Shanghai Jinningsheng Enterprise Management Limited Partnership (上海金甯晟企业管理合伙企业（有限合伙）)

Address:                     Unit 3507, 35F, 1333 Lujiazui Ring Road, China (Shanghai) Pilot Free Trade Zone

Attn:                                          Managing partner

Company:           Urumqi Guangfengqi Equity Investment Limited Partnership (乌鲁木齐广丰旗股权投资有限合伙企业)

Address:                     Room 47, Area B, 4F, West Green Valley Building, 752 Kashi West Road, Urumqi Economic and Technological Development Zone, Xinjiang

Attn:                                          Managing partner

Company:           OneConnect Smart Technology Co., Ltd. (ShenZhen) (深圳壹账通智能科技有限公司)

Address:                     55F, Ping An Financial Center, 5033 Yitian Road, Futian District, Shenzhen

Attn:                                          Legal representative

Name:                                 Jie Li

Address:                     ***

Name:                                 Liang Xu

Address:                     ***

Name:                                 Wenjun Wang

Address:                     ***

Name:                                 Wenwei Dou

Address:                     ***

8.3                               Either party may change its address for receiving notice at any time, by giving notice to other parties in accordance with the article.

9.                                      Confidentiality Obligation

The parties acknowledge that any oral or written information exchanged by the parties in connection with the Agreement is confidential. Each party shall keep all such information confidential and shall not, without the written consent of other parties, disclose any relevant information to any third party, except for information which: (a) is, or will be, in the public domain (other than as a result of the disclosure by the receiving party to the public); (b) is required to be disclosed in accordance with applicable laws, or rules or requirements of any stock exchange; or (c) is required to be disclosed by either party to its legal adviser or financial adviser with regard to transactions specified hereunder, provided that such legal adviser or financial adviser shall be subject to confidentiality obligations similar to those under this article. The disclosure of any confidential information by employees or institutions employed by either party shall be considered a disclosure of such confidential information by such party, and such party is liable for the breach of the Agreement. This article shall survive the termination of the Agreement for any reason.

10.                               Further Assurances

Each party agrees to immediately sign such documents and take such further actions as reasonably required for fulfilling the terms and the purpose of the Agreement, or as is favorable to it.

11.                               Miscellaneous

11.1                        Amendments, Changes and Supplements

11.1.1              Any amendment, change and supplement to the Agreement shall require the execution of a written agreement by the parties.

11.1.2              If a relevant competent regulatory authority or exchange puts forward any opinion on amendment to the Agreement, or there is any change to any applicable securities listing rule or relevant requirements in relation to the Agreement, the parties shall amend the Agreement accordingly.

11.2                        Entire Agreement

Except for any written amendments, supplements or changes made to the Agreement after the execution of the Agreement, the Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof, and supersedes all prior oral and written negotiations, representations and contracts, with regard to the subject matter hereof. The Appendix hereto constitutes an integral part hereof and has the same legal force as the Agreement.

11.3                        Headings

Headings in the Agreement are for ease of reference only and shall not be used for interpreting, explaining, or otherwise affecting the meanings specified in the Agreement.

11.4                        Language

The Agreement is in Chinese. The Agreement has been executed in twelve (12) counterparts with the same force and effect. Each party shall respectively keep one (1) counterpart, and the remaining counterparts shall be kept by Party A.

11.5                        Severability

If one or more provisions of the Agreement are held invalid, illegal or unenforceable in any respect under any law or regulation, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired in any aspect. The parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with valid provisions that most closely approximate the economic effect of such invalid, illegal or unenforceable provisions, to the maximum extent permitted by law and expected by the parties.

11.6                        Successors

The Agreement is binding upon successors and permitted assigns of the parties.

11.7                      Survival

11.7.1                          Any obligation arising from or becoming due as a result of the Agreement prior to the expiry or early termination of the Agreement shall survive the expiry or early termination of the Agreement.

11.7.2                          Articles 6, 8 and 11.7 shall survive the termination of the Agreement.

11.8                        Assignment

Without prior written consent of Party A, the Shareholders or the Operating Entity shall not assign its rights and obligations hereunder to any third party.

The Shareholders and the Operating Entity agree that Party A may transfer its rights and obligations hereunder to any third party by giving prior written notice to Party B and Party C, without the consent of Party B, the Operating Entity or any Shareholder.

11.9                        Waiver

No waiver by any party of any term and condition hereof shall be effective unless made in writing and signed by the parties. The waiver of any breach of the Agreement shall not be deemed a waiver of a similar breach on another occasion.

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IN WITNESS WHEREOF, the parties have caused this Amended and Restated Exclusive Equity Purchase Option Agreement to be duly executed by their respective authorized representatives on the date first written above.

Shenzhen OneConnect Technology Service Co., Ltd. (深圳壹账通科技服务有限公司)

Signature:	/s/ Wangchun Ye

Name:	Wangchun Ye

Title:	Legal representative

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Exclusive Equity Purchase Option Agreement to be duly executed by their respective authorized representatives on the date first written above.

Shenzhen Ping An Financial Technology Consulting Co., Ltd. (深圳平安金融科技咨询有限公司)

Signature:	/s/ Tingyuan Zhou

Name:	Tingyuan Zhou

Title:	Legal representative

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Exclusive Equity Purchase Option Agreement to be duly executed by their respective authorized representatives on the date first written above.

Shenzhen Lanxin Enterprise Management Co., Ltd. (深圳兰炘企业管理有限公司)

Signature:	/s/ Jie Li

Name:	Jie Li

Title:	Legal representative

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Exclusive Equity Purchase Option Agreement to be duly executed by their respective authorized representatives on the date first written above.

Shanghai Jinningsheng Enterprise Management Limited Partnership (上海金甯晟企业管理合伙企业（有限合伙）)

Signature:	/s/ Jie Li

Name:	Jie Li

Title:	Managing partner

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Exclusive Equity Purchase Option Agreement to be duly executed by their respective authorized representatives on the date first written above.

Urumqi Guangfengqi Equity Investment Limited Partnership (乌鲁木齐广丰旗股权投资有限合伙企业)

Signature:	/s/ Wenwei Dou

Name:	Wenwei Dou

Title:	Managing partner

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Exclusive Equity Purchase Option Agreement to be duly executed by their respective authorized representatives on the date first written above.

OneConnect Smart Technology Co., Ltd. (ShenZhen) (深圳壹账通智能科技有限公司)

Signature:	/s/ Wangchun Ye

Name:	Wangchun Ye

Title:	Legal representative

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Exclusive Equity Purchase Option Agreement to be duly executed by their respective authorized representatives on the date first written above.

Jie Li

Signature:	/s/ Jie Li

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Exclusive Equity Purchase Option Agreement to be duly executed by their respective authorized representatives on the date first written above.

Liang Xu

Signature:	/s/ Liang Xu

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Exclusive Equity Purchase Option Agreement to be duly executed by their respective authorized representatives on the date first written above.

Wenjun Wang

Signature:	/s/ Wenjun Wang

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Exclusive Equity Purchase Option Agreement to be duly executed by their respective authorized representatives on the date first written above.

Wenwei Dou

Signature:	/s/ Wenwei Dou

Appendix

Form of Equity Interest Transfer Agreement

Equity Interest Transfer Agreement

The Agreement is signed on _____________by:

Party A:

Shenzhen Ping An Financial Technology Consulting Co., Ltd. (深圳平安金融科技咨询有限公司)

Shenzhen Lanxin Enterprise Management Co., Ltd. (深圳兰炘企业管理有限公司)

Shanghai Jinningsheng Enterprise Management Limited Partnership (上海金甯晟企业管理合伙企业（有限合伙）)

Urumqi Guangfengqi Equity Investment Limited Partnership (乌鲁木齐广丰旗股权投资有限合伙企业)

(The entities above are collectively referred to as “Party A”)

Party B (Transferee): Shenzhen OneConnect Technology Service Co., Ltd. (深圳壹账通科技服务有限公司)

OneConnect Smart Technology Co., Ltd. (ShenZhen) (深圳壹账通智能科技有限公司)( the “Company”), a limited liability company established and existing in accordance with the laws of China, having its address at Room 201, Building A, No.1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (shared with Shenzhen Qianhai Commercial Secretary Co., Ltd.);

Party A, Party B and the Company signed the Amended and Restated Exclusive Equity Purchase Option Agreement (the “Purchase Option Agreement”) on _____________, pursuant to which Party A shall grant Party B an irrevocable and exclusive option to purchase all or part of the equity interest held by Party A in the Company;

By amicable negotiation, with regard to the transfer of the equity interest in the Company, Party A and Party B agree as follows:

Article 1        Equity Interest Proposed to be Transferred

1.1                               Under the terms and conditions of the Agreement and the Purchase Option Agreement, Party A agrees to transfer to Party B _____% equity interest in the Company free from any third-party interest (except for any interest agreed in the Purchase Option Agreement, and the Amended and Restated Equity Pledge Agreement signed by Party A, Party B, the Company and other relevant parties on ____________ (the “Equity Pledge Agreement”)), and all rights, benefits, dividends and interests attached thereto on the date of the Agreement (the “Transferred Equity Interest”). Upon the completion of the equity interest transfer, Party B will acquire ______ % equity interest in the Company and has the right as a shareholder, including the rights to change directors, select senior managers and make business decisions.

1.2                               Party A hereby waives and agrees to cause to be waived, any restrictions on the equity interest transfer that may exist under applicable laws of China, the articles of association or other provisions.

Article 2        Price and Payment Method

2.1                               The total price of the Transferred Equity Interest is RMB _______________________.

2.2                               The equity interest price payable by Party B shall be remitted in RMB to the account designated by Party A within two months from the date when the Transferred Equity Interest is formally transferred to Party B (namely on the date when the Company obtains its new business license).

Article 3        Responsibilities and Obligations of the Parties:

3.1                               Responsibilities and obligations of Party A

(a)                                 Except for the performance of the Purchase Option Agreement and the Equity Pledge Agreement, Party A warrants that the equity interest transferred by it to Party B is free from any third party interests, and carries all rights, benefits, dividends and interests existing on the date of the Agreement, without legal defects, and may be used against any third party.

(b)                                 Party A shall, within 30 days following the date of the Agreement, go through and/or cause the Company to go through relevant procedures, including application for the equity interest transfer and change of registration with the relevant authorities of China, so as to give effect to the transfer of equity interest contemplated under the Agreement (if applicable). Party A will use their best efforts to immediately go through the procedures and, within the shortest possible time, obtain such approval and registration.

3.2                               Responsibilities and obligations of Party B

(a)                                 Party B shall make payment to Party A in full in accordance with Article 2 of the Agreement.

(b)                                 Party B shall provide Party A with reasonable support in going through the equity transfer procedures referred to in Article 3.1(b).

Article 4        Liability for Breach

Either Party A or Party B shall compensate for all losses incurred by the other party as a result of its breach of the Agreement.

Article 5        Confidentiality

The parties acknowledge that any oral or written information exchanged by the parties in connection with the Agreement is confidential. Each party shall keep all such information confidential and shall not, without the written consent of the other party, disclose any relevant information to any third party, except for information which: (a) is, or will be, in the public domain (other than as a result of the disclosure by the receiving party to the public); (b) is required to be disclosed in accordance with applicable laws, or rules or requirements of any stock exchange; or (c) is required to be disclosed by either party to its legal adviser or financial adviser with regard to transactions specified hereunder, provided that such legal adviser or financial adviser shall be subject to confidentiality obligations similar to those under this article. The disclosure of any confidential information by employees or institutions employed by either party shall be considered a disclosure of such confidential information by such party, and such party is liable for the breach of the Agreement. This article shall survive the termination of the Agreement for any reason.

Article 6        Claim and Debt

Prior to the equity interest transfer, Party A, as a shareholder of the Company, will have the rights and assume the obligations in proportion to its capital contribution to the Company; upon the completion of the equity interest transfer, Party B will have rights and assume obligations as a shareholder of the Company.

Article 7        Applicable Law and Dispute Settlement

7.1                               The execution, validity, interpretation and performance of the Agreement and the settlement of disputes hereunder shall be governed by the laws of China.

7.2                               Any dispute arising out of interpretation and performance of the Agreement shall be settled by amicable negotiation between the parties. If the parties fail to reach an agreement on the settlement of the dispute within 30 days after any party requests the settlement of the dispute through negotiation, any party may submit the dispute to China International Economic and Trade Arbitration Commission for arbitration which shall be conducted, in Shanghai, in accordance with its arbitration rules then in force. The language to be used in the arbitration procedure shall be China. The arbitration award shall be final and binding upon the parties.

7.3                               Upon the occurrence of any disputes arising from the interpretation and performance of the Agreement or if any dispute is under arbitration, except for the matters in dispute, the parties to the Agreement shall continue to exercise their respective rights and perform their respective obligations hereunder.

7.4                               In case of promulgation, amendment, or change in the interpretation or application, of any laws, regulations or rules of China, at any time after the execution of the Agreement, the following shall apply: (a) if the amendment to the laws or newly promulgated regulations are more favorable to any party than the relevant laws, regulations, decrees or rules in force on the date of the Agreement (and other parties are not materially and adversely affected), each party shall, in a timely manner, apply for the benefits arising out of such amendment or new regulations, and the parties shall use their best efforts to procure that the application is approved; and (b) If the aforesaid law amendment or newly promulgated regulations have direct or indirect material adverse impacts on the economic benefits of any party under the Agreement, the parties shall, through all legitimate means, obtain an exemption from compliance with such amendment or regulations, and make their best efforts to procure that the Agreement shall continue to be performed in accordance with the original terms. If the adverse impact on the economic benefits of any party cannot be addressed in accordance with the provisions of the Agreement, the parties shall, upon notice from the affected party to other parties, negotiate in a timely manner, and to the extent permitted by the laws of China, make all necessary amendments to the Agreement to maintain the economic benefits of the affected party hereunder.

7.5                               Subject to the laws of China, the arbitration tribunal may award compensation and injunctive relief in respect of the equity interests, rights and interests in assets, property interest, or land assets of Party A, (including but not limited to for handling businesses or for compulsory transfer of assets) or make a ruling on the liquidation of Party A. Upon the arbitration award becoming effective, any party has the right to apply to a court having jurisdiction for enforcement of the arbitration award. Subject to the laws of China, as a property preservation or enforcement measures, upon the request of any party to the dispute, the court having jurisdiction has the right to grant interim relief to the party, during the formation of an arbitration tribunal or to the extent permitted by laws. Subject to the laws of China, the courts in (i) Hong Kong, (ii) Cayman Islands, (iii) the place of incorporation of the Company (namely Shenzhen, China); and (iv) the place where main assets of the Ultimate Controlling Shareholder or the Company are located, shall have jurisdiction for the aforesaid purposes.

Article 8        Commissions and Other Fees

All fees and actual expenses in relation to the Agreement, including but not limited to legal fees, production costs, stamp duty and any other taxes and expenses, shall be respectively borne by the parties.

Article 9        Assignment

Party A shall not assign its rights and obligations under the Agreement to any third party, except with the prior written consent of Party B. Party B may, without the consent of Party A, assign its rights and obligations under the Agreement to any third party, provided that Party B shall notify Party A of such assignment.

Article 10     Severability

If any provision in the Agreement is invalid or unenforceable due to inconsistency with relevant laws, such provision shall be invalid or unenforceable only to the extent of such invalidity and unenforceability, and shall not affect the legal effect of other provisions of the Agreement.

Article 11     Amendments and Supplements to the Agreement

Amendments or supplements to the Agreement shall be made by written agreement between the parties. Amendments and supplements to the Agreement which are duly signed by the parties constitute an integral part of the Agreement and have the same legal force as the Agreement.

Article 12     Notice

All notices and other communications required or permitted under the Agreement shall be sent to the addresses of the parties specified in Article 8 of the Purchase Option Agreement, in accordance with the article.

Article 13     Miscellaneous

13.1                        The Agreement is executed in five (5) counterparts with the same force and effect. The Agreement comes into force on the date it is signed and sealed by parties.

IN WITNESS WHEREOF, the parties have caused the Equity Interest Transfer Agreement to be duly executed by their respective authorized representatives on the date first written above.

Shenzhen Ping An Financial Technology Consulting Co., Ltd. (深圳平安金融科技咨询有限公司)

Signature:

Name:	Tingyuan Zhou

Title:	Legal representative

IN WITNESS WHEREOF, the parties have caused the Equity Interest Transfer Agreement to be duly executed by their respective authorized representatives on the date first written above.

Shenzhen Lanxin Enterprise Management Co., Ltd. (深圳兰炘企业管理有限公司)

Signature:

Name:	Jie Li

Title:	Legal representative

IN WITNESS WHEREOF, the parties have caused the Equity Interest Transfer Agreement to be duly executed by their respective authorized representatives as of the date first written above.

Shanghai Jinningsheng Enterprise Management Limited Partnership (上海金甯晟企业管理合伙企业（有限合伙）)

Signature:

Name:	Jie Li

Title:	Managing partner

IN WITNESS WHEREOF, the parties have caused the Equity Interest Transfer Agreement to be duly executed by their respective authorized representatives on the date first written above.

Urumqi Guangfengqi Equity Investment Limited Partnership (乌鲁木齐广丰旗股权投资有限合伙企业)

Signature:

Name:	Wenwei Dou

Title:	Managing partner

IN WITNESS WHEREOF, the parties have caused the Equity Interest Transfer Agreement to be duly executed by their respective authorized representatives on the date first written above.

Shenzhen OneConnect Technology Service Co., Ltd. (深圳壹账通科技服务有限公司)

Signature:

Name:	Wangchun Ye

Title:	Legal representative